Exhibit 10.48
                           STOCK TRANSFER RESTRICTION
                                       AND
                             SHAREHOLDERS AGREEMENT


         This Stock Transfer Restriction and Shareholders Agreement (this "Agreement") dated as of January 1, 1998, by and among American Physicians Service Group, Inc., a Texas corporation ("APS"), Barton Acquisition, Inc., a Texas corporation (the "Corporation"), Barton House, Ltd., a Texas limited partnership ("Barton House"), Barton House at Oakwell Farms, Ltd., a Texas limited partnership ("Oakwell"), Uncommon Care, Inc., a Texas corporation (the "General Partner"), George R. Bouchard ("Bouchard"), John H. Trevey ("Trevey"), Uncommon Partners, Ltd., a Texas limited partnership (the "Limited Partner") and the additional parties listed on Appendix I hereto (each an "Additional Purchaser" and collectively the "Additional Purchasers"). Barton House and Oakwell are sometimes collectively referred to herein as the "Partnerships."

                              PRELIMINARY STATEMENT

         The parties hereto desire to enter into this Agreement to control the distribution of ownership interests in the Corporation and to promote the harmonious management of the Corporation's affairs.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I
                       DEFINITIONS; PERMISSIBLE TRANSFERS

         For purposes of this Agreement, each party hereto, other than the Corporation, is hereinafter sometimes referred to as a "Shareholder" and collectively as the "Shareholders." For purposes of this Agreement all issued and outstanding capital stock of the Corporation, together with any hereafter acquired, whether common, preferred or otherwise, is hereinafter referred to as the "Shares."

         The parties hereto acknowledge and agree that, as of the date this Agreement is initially entered into, the General Partner, Bouchard, Trevey and the Limited Partner do not own any Shares of the Corporation. However, all parties hereto agree that any and all Shares which either of the Partnerships obtains, either directly or indirectly, pursuant to the transactions consummated in connection with the execution of this Agreement, that certain Contribution and Stock Purchase Agreement dated effective January 1, 1998 (the "Contribution Agreement") or any other document, agreement or instrument executed in connection with or contemplated

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

by the Contribution Agreement, shall be promptly transferred to the General Partner, Bouchard, Trevey and/or the Limited Partner, as the case may be, and that neither of the Partnerships shall continue to own any Shares as a result of this Agreement, the Contribution Agreement or such other agreements. All parties hereto agree that such transfer of Shares by either of the Partnerships to the General Partner, Bouchard, Trevey and/or the Limited Partner, in a single transaction, shall be a permissible transfer for purposes of this Agreement. However, except for the transfer of Shares by Trevey or Bouchard to any of the APS Indemnified Parties (as defined in the Contribution Agreement) in payment of an indemnity obligation under the Contribution Agreement (which shall also be a permissible transfer for purposes hereof), any other or further transfer, assignment, pledge, hypothecation or other alienation of any Shares or any interest therein, shall in every respect be subject to the terms and conditions of this Agreement. The parties hereto further acknowledge and agree that if, upon the permissible transfer of all Shares owned by the Partnerships to the other parties hereto as described above, so that neither of the Partnerships own any Shares or any interest therein, each of the Partnerships shall no longer be bound by the terms of this Agreement and shall no longer have any rights hereunder.

         The parties hereto further acknowledge and agree that APS shall have unrestricted rights to freely assign or transfer any of its Shares to any entity, the majority of whose voting equity securities is then owned directly or indirectly by APS (an "APS Entity"); provided, however, that such entity must sign a counterpart of this Agreement, and provided further such entity must transfer any Shares transferred to it (and may do so without any consent or option arising hereunder) back to APS or another APS Entity (who must then sign a counterpart hereof) in the event, but prior to, such entity no longer being majority owned, directly or indirectly, by APS.

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

                                   ARTICLE II
                          RESTRICTIONS AGAINST TRANSFER

         Except as otherwise provided in this Agreement, a Shareholder shall not transfer, assign, pledge, hypothecate or in any way alienate any Shares, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, without (a) the prior unanimous written consent of APS, Bouchard and Trevey or (b) in the case of a pledge or hypothecation, the written acknowledgment of the lender, in form and substance reasonably acceptable to APS, Bouchard and Trevey, that the lender will hold such Shares (or interest therein) subject to all of the terms and provisions of this Agreement, and will not foreclose upon or otherwise transfer any such Shares, or interest therein, without complying with the provisions hereof, including those relating to options to purchase the Shares by the other parties hereto. Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, shall not operate to transfer any interest or title to the purported transferee and shall give the Corporation and the other Shareholders options to purchase such Shares in the manner and on the conditions hereinafter provided.

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

                                   ARTICLE III
                                     OPTIONS

         Section 3.1  Option Upon Voluntary Transfer.

         (a) Notice of Intention to Transfer. Subject to (e) below and except for a transfer of Shares by APS pursuant to Article I hereof, no voluntary transfer of any Shares or any interest therein, shall, without the prior unanimous written consent of APS, Trevey and Bouchard in each instance, be allowed for a period of two (2) years after the date of this Agreement. Thereafter, if a Shareholder intends to voluntarily transfer any of its Shares to any person other than the Corporation and does not obtain the written consents required in Article II hereof, the Shareholder shall give written notice to the Corporation and the other Shareholders stating (i) the intention to transfer Shares, (ii) the number of Shares to be transferred, (iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration and (v) the other terms of the proposed sale.

         (b) Option to Purchase. The Corporation shall have, and may exercise within 60 days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the Shares owned by the transferring Shareholder for the price and upon the other terms stated in the notice of intent to transfer. If the Corporation elects not to purchase all or any portion of such Shares, it shall, prior to the expiration of said 60-day period, notify the other Shareholders in writing of its election, and the other Shareholders shall have, and may exercise within 30 days of

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

receipt of the Corporation's  notice of
election, an option to purchase such unpurchased Shares upon the same terms and conditions.

         (c) Death Before Closing. If a Shareholder who proposed to transfer Shares dies prior to the closing of the sale and purchase contemplated by this Section, the Shares of such deceased Shareholder shall be the subject of sale and purchase under Section 3.3 hereof.

         (d) Allowable Consideration. All parties hereto acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section whenever the proposed consideration to be received by the transferring Shareholder is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section whenever the consideration to be received from the proposed transferee is other than cash, cash equivalents or an obligation to pay cash by a person whose credit worthiness and financial status is such that performance of the payment obligation would be reasonably assured.

         (e) Certain Exempted Voluntary Transfers. Notwithstanding the foregoing or any other provision of this Agreement, upon providing written notice (and without any requirement of consent), as provided for herein, to the Corporation and all other Shareholders: (i) any Shareholder may transfer Shares to any other Shareholder, at any time, without obtaining the written consent hereunder and without giving rise to any Options provided for hereunder; (ii) Bouchard, Trevey and the Limited Partner Permitted Assigns (as hereinafter defined) may transfer


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

their Shares to their spouse, children, siblings, parents or trust(s) created exclusively for the benefit of their spouse, children, siblings or parents, but only to the extent of, and subject to, the provisions described below; and (iii) the Limited Partner may transfer its Shares to the following parties (but only to the extent of, and subject to, the provisions described below): LTZ, Inc., Lebermann Investment, J.V., Roger Minard, William Greehey, Stan McLelland, and Matt Mathias (the "Limited Partner Permitted Assigns"). For purposes of this subsection (e), "trust" shall be deemed to include a family limited partnership, joint venture or other entity, as long as all of the equity interests of such family limited partnership, joint venture or other entity are owned by the transferring Shareholder's spouse, children, siblings or parents.

         The transfer rights of Trevey and Bouchard described in clause (ii) above may only be made as follows: (A) prior to January 1, 2000, no such transfer shall be allowed and (B) during each calendar year beginning January 1, 2000, Trevey and Bouchard shall each be entitled to transfer the number of Shares, whether received directly or indirectly, representing up to twenty five percent (25%) of his initial proportionate ownership interest in the Corporation as determined immediately following the consummation of all transactions contemplated in connection with this Agreement (including the permissible transfers from the Partnerships under Article I hereof) and the Contribution Agreement, on a cumulative basis.

         Furthermore, the transferee receiving such Shares as described in clause (ii) of the first sentence of this Section, whether an individual or trust, (X) shall grant (and maintain in place thereafter) an irrevocable proxy to the transferring Shareholder in form and substance reasonably acceptable to APS, (Y) shall execute and deliver a counterpart of this Agreement, and (Z) shall not receive by reason of such transfer any rights to benefits from, or under, the provisions for registration rights contained in Article X of this Agreement; provided, however, that the original transferring Shareholder (either Trevey, Bouchard or any of the Limited Partner Permitted

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

Assigns,  as the case
may be), in their sole discretion, may elect (by notifying the Corporation to that effect in writing during the 10-day period for giving notice of intent to include Covered Shares in a registration as contemplated in Section 10.1) to allow the transferee hereunder to assume such registration rights, but only with respect to such Shares described in clause (ii) above and only as, and to the extent, otherwise provided in Article X.

         Each of the Limited Partner Permitted Assigns which may receive Shares described in clause (iii) above, whether an individual or other entity, shall execute and deliver a counterpart of this Agreement and shall receive, by reason of such transfer, registration rights pursuant to Article X of this Agreement.

         Section 3.2  Option Upon Certain Involuntary Transfers.

         (a) Exercise Event and Notice. The filing of a voluntary or involuntary petition of bankruptcy by or on behalf of a Shareholder, an assignment by a Shareholder of any of its Shares, or of any right or interest therein, for the benefit of creditors, or the voluntary transfer, transfer by law or any other transfer, of any Shares, or of any right or interest therein (other than transfers governed by Article I, Article II, Section 3.1, Section 3.3 or Section
3.4 hereof), shall give the Corporation and the other Shareholders the option to purchase the Shares of such bankrupt Shareholder or such transferred Shares as provided herein. Upon the filing of a voluntary or involuntary petition of bankruptcy by or on behalf of a Shareholder or an assignment by Shareholder of any of its Shares, or of any right or interest therein, for the benefit of creditors, the Shareholder or its personal representative shall promptly give written notice of

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

such  occurrence  to  the  Corporation  and  to  the  other
Shareholders. In the event of a transfer of Shares, as described above, the Shareholder transferring such Shares shall promptly give written notice of such transfer to the Corporation and to the other Shareholders.

         (b) Option to Purchase. The Corporation shall have, and may exercise within 60 days after receipt of the notice of the applicable exercise event, an option to purchase all or any portion of the Shares owned by the bankrupt or transferring Shareholder for the price and upon the other terms hereinafter provided. If the Corporation elects not to purchase all or any portion of such Shares, it shall, prior to the expiration of said 60-day period, notify the other Shareholders in writing of its election. The other Shareholders shall have, and may exercise within thirty (30) days of receipt of the notice of election, an option to purchase such unpurchased Shares for the price and upon the other terms hereinafter provided.

         Section 3.3 Transfer of Shares Upon Death. Upon the death of a Shareholder, any transfer of Shares of the deceased Shareholder pursuant to the Shareholder's last will or the laws of descent and distribution shall be a permitted transfer for purposes of this Agreement and shall not give rise to any option to purchase or require the acquiror to execute a counterpart of this Agreement.

         Section 3.4 Option Upon Death of a Shareholder's Spouse, Termination of Marital Relationship or Partition of Community Property.

         (a)  Death  of   Shareholder's   Spouse.   Each  Shareholder  and  each


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

Shareholder's spouse agree that in the event the spouse of a Shareholder predeceases such Shareholder and such Shareholder does not succeed by the spouse's last will and testament or by operation of law to any interest (including, without limitation, a community property interest) of the spouse in the Shares, such Shareholder shall have, and may exercise within 60 days after the death of the spouse, an option to purchase all or any portion of the spouse's interest for the price and upon the other terms hereinafter provided. If the Shareholder spouse elects not to purchase all or any portion of the deceased spouse's interest, it shall, prior to expiration of said 60-day period, notify the Corporation and the other Shareholders in writing of its election. The Corporation shall then have, and may exercise within 30 days of receipt of the election, an option to purchase the unpurchased, deceased spouse's interest for the price and upon the other terms hereinafter provided. If the Corporation elects not to purchase all or any portion of the deceased spouse's interest, it shall, prior to expiration of said 30-day period, notify the other Shareholders in writing of its election and the other Shareholders shall have, and may exercise within 30 days of receipt of election, an option to purchase the unpurchased, deceased spouse's interest for the price and upon the other terms hereinafter provided.

         (b) Termination of Marital Relationship or Partition of Community Property. In the event a divorce, annulment or other proceeding for termination of the marital relationship is filed by or against a Shareholder, or upon the initiation of any voluntary or involuntary attempt to partition the community property estate between a Shareholder and such Shareholder's spouse for any reason, the Shareholder shall promptly give written notice to the Corporation and the other Shareholders of such event. The Shareholder shall have, and may exercise within sixty (60) days of giving of such notice, an option to purchase all or any portion of the spouse's right to or

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

interest  in  such  Shares
(including without limitation any community property interest), for the price and upon the other terms hereinafter provided. If the Shareholder elects not to purchase all or any portion of the spouse's interest, it shall, prior to expiration of said 60-day period, notify the Corporation in writing of its election and the Corporation shall have, and may exercise within thirty (30) days of receipt of such election, an option to purchase the unpurchased spouse's interest for the price and upon the other terms hereinafter provided. If the Corporation elects not to purchase all or any portion of the spouse's interest, it shall, prior to expiration of said 30-day period, notify the other Shareholders in writing of its election and the other Shareholders shall have, and may exercise within thirty (30) days of receipt of such election, an option to purchase the unpurchased spouse's interest for the price and upon the other terms hereinafter provided.

         Section 3.5 Alternate Notices. The failure of any person, whether a party to this Agreement or otherwise, to give notice of the occurrence of an Exercise Event (as defined in Section 5.3 hereof) as contemplated herein shall not operate to prevent the creation of any option which would otherwise arise pursuant to this Article. Any party to this Agreement who has actual knowledge of the occurrence of an Exercise Event may give the required written notice of the occurrence of an Exercise Event, and upon the giving of such written notice the options shall be created and become exercisable to the same extent as if such notice was given by the party initially contemplated above.

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

                                   ARTICLE IV
                  EXERCISE OF OPTIONS; EFFECT OF NON-EXERCISE;
                                 CO-SALE RIGHTS

         Section 4.1 Manner of Exercise of Options. All options granted in, or arising pursuant to, Article III hereof shall be exercised by a written notice to that effect delivered within the time provided for the exercise of the option.

         Section 4.2 Complete Exercise of Options. The holders of options granted in, or arising pursuant to, Article III hereof must, either alone or in the aggregate, exercise the options in such a manner as to purchase all of the Shares (or interest therein) subject to such options, and failure to do so shall cause a forfeiture of the options. Where one or more Shareholders elect not to exercise such options, the other Shareholders shall be entitled to assume the options not exercised on a pro rata basis pursuant to Section 4.3.

         Section 4.3 Multiple Option Holders. In cases where an option is held by more than one Shareholder, each purchasing Shareholder shall be entitled to purchase his or her proportionate share of the Shares subject to the option. A Shareholder's proportionate share shall equal the total number of Shares subject to the option multiplied by a fraction the numerator of which is the number of Shares held by such Shareholder and the denominator of which shall be the number of Shares held by all Shareholders electing to exercise the option.

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

         Section 4.4 Effect of Non-Exercise of Options. If the holders of options granted or arising pursuant to this Agreement do not exercise their options, or such options are forfeited, as provided herein, the person or persons acquiring the Shares (or interest therein) that were the subject of the options shall execute a counterpart of this Agreement and become a party hereto and shall hold such Shares subject to all the terms and conditions provided herein, and any transfer of such Shares (or interest therein) shall only be made in accordance with the terms and conditions provided herein. In the event the person or persons acquiring the Shares (or interest therein) fail to execute a counterpart of this Agreement and become a party hereto, such transfer shall be void and ineffectual and shall not operate to transfer any interest or title to the purported transferee, and such Shares shall thereafter be subject to cancellation and extinguishment by the Corporation, without consideration therefor. In addition, in the event of a transfer subject to the provisions of
Article III hereof, upon the lapse or forfeiture of all the options arising pursuant to that Article, the transferor shall have the right to effectuate the transfer of Shares in accordance with the terms stated in the notice of intent to transfer or notice of Exercise Event (as applicable), and the transferee of such Shares shall execute and become a party to this Agreement and shall hold such Shares subject to all of its terms and conditions. Provided further, however, any such transfer of Shares shall be void and ineffectual and shall not operate to transfer any interest or title to the purported transferee, if (a) for voluntary transfers under Section 3.1 hereof, the transfer is not upon the terms or is not to the transferee stated in the notice of intent to transfer or
(b) for all transfers giving rise to options pursuant hereto, the transfer is not closed within thirty (30) days of receipt of written notice of the election not to exercise, or the forfeiture of, all applicable options; and upon the occurrence of events or conditions described in (a) or (b) the transferor


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

desiring to effect such transfer must again comply with the notice, option and other requirements of this Agreement prior to any transfer of any Shares or interest therein.

         Section 4.5 Co-Sale Rights. In the event of a voluntary transfer pursuant to the provisions of Section 3.1 (except for transfers pursuant to subsection (e) of Section 3.1) by Bouchard, Trevey, APS or the Limited Partner, the holders not exercising their options granted pursuant to Section 3.1 shall be entitled to include, upon the same terms and conditions as provided in the notice required by Section 3.1(a), their Shares in such voluntary transfer, on a pro rata basis based on the ratio of total Shares owned by those having these co-sale rights and the Shareholder receiving the voluntary transfer offer.

                                    ARTICLE V
                                 PURCHASE PRICE

         Section 5.1 Purchase Price. The purchase price of Shares to be purchased pursuant to options granted, held or exercised pursuant to Section 3.2 and Section 3.4 hereof, shall be the amount calculated in accordance with
Section 5.2 hereof.

         Section 5.2 Calculation of Purchase Price. When determined in accordance with this Section, the purchase price for Shares or any portion thereof or spouse's interest therein shall be equal to an amount agreed upon by the seller and the buyer or buyers electing to purchase such Shares hereunder. In the event that no such agreement is reached within thirty (30) days prior to the closing of such purchase and sale, the purchase price per Share shall equal the Book Value

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

(as hereinafter defined) of the Shares to be transferred determined as of the Valuation Date (as hereinafter defined). However, at the written request of either the seller or any of the proposed purchasers, the purchase price shall equal the Appraised Value (as hereinafter defined) of the Shares as of the Valuation Date, reduced when necessary to reflect the purchase of less than a one hundred percent (100%) interest in each of the Shares to be transferred (for example: reduced by one-half when a spouse's interest is only an undivided one-half community property interest in each of the Shares of a Shareholder spouse). For purposes of this Agreement, the "Book Value" per Share shall be determined by subtracting the total liabilities of the Corporation as of the Valuation Date from the total assets of the Corporation as of the Valuation Date, and dividing such amount by the aggregate number of Shares issued and outstanding as of the Valuation Date. Book Value per Share shall be determined using the Corporation's unaudited, internally generated financial statements prepared on the accrual basis of accounting consistent with past practices. The Book Value per Share so computed shall be reduced when necessary to reflect the purchase of less than a one hundred percent (100%) interest in each of the Shares to be transferred. For purposes of this Agreement, the "Appraised Value" per Share shall be the fair market value per Share which a willing buyer would pay a willing seller for all issued and outstanding shares of capital stock of the Corporation where neither is under any compunction to act (without any premium or discount for controlling interests, or lack thereof, or lack of established market for such capital stock). The Appraised Value shall be determined by a certified business appraiser, selected by the Corporation, that is a member of either the American Society of Appraisers or the Institute of Business Appraisers; but if a Shareholder disagrees with such determination that Shareholder may, at its expense, have another certified business appraiser that is a member of one or both of the above named professional organizations


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

determine the value, and if the two appraisers cannot agree upon a value, they shall mutually select a third certified business appraiser (that meets the above described membership requirements) who shall, together with the first two appraisers, determine the value of the Shares by majority vote. The combined expenses of all appraisals shall be paid solely by the party or parties requesting to utilize such method of determining the purchase price.

         Section 5.3 Certain Definitions. As used herein, the term "Valuation Date" shall mean and refer to the end of the calendar quarter preceding the Exercise Event. As used herein, the term "Exercise Event" shall mean and refer to the event or circumstance described in Article III hereof, as a result of which the Corporation or a Shareholder, as the case may be in the first instance, become entitled to exercise a purchase option hereunder.

                                   ARTICLE VI
                          PAYMENT OF THE PURCHASE PRICE

         Section 6.1 Payment. Except as otherwise provided in this Agreement, including Section 3.1 hereof, the purchase price for Shares to be purchased from a selling party shall either: (a) be paid in cash at the closing; or (b) at the option of the purchasing party, up to seventy percent (70%) of the purchase price may be deferred with the remainder paid in cash at the closing. However, option (b) of the foregoing sentence shall not be available if the selling Shareholder is the Limited Partner or any of the Limited Partner Permitted Assigns.

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

         Section 6.2 Promissory Note. If the purchasing party elects to defer part of the purchase price by the execution and delivery of a promissory note, the deferred portion of the price shall be evidenced by the promissory note of the purchasing party to the order of the selling party payable in sixty (60) equal monthly installments of principal and interest on or before the first day of each month beginning the month next following the date of closing. The interest rate for such installment promissory note shall be equal to the prime or base rate on corporate loans at large U.S. money center commercial banks as published in the "Money Rates" column of the Wall Street Journal on the date of exercise of the option to purchase (or, if such option is not exercised on a date on which such rate is published, the next following date on which such rate is published). In no event shall the interest rate exceed the maximum legal interest rate then prevailing for such obligations in the state of Texas. The note shall be secured by a first lien security interest in the Shares transferred and the purchasing party shall deliver certificates evidencing the Shares to the selling party and take such further action as is reasonably necessary to perfect the security interest.

                                   ARTICLE VII
                                   THE CLOSING

         Unless otherwise agreed by the parties, the closing of the sale and purchase of Shares shall take place at the principal offices of the Corporation within sixty (60) days after the exercise of any option provided by this Agreement. Each party hereto (including the spouses of the Shareholders) shall bear its own transaction costs, including legal and accounting fees, if any, attributable to any transfer of Shares, or any interest therein, pursuant to this Agreement. Upon the closing, the selling party shall deliver its Shares to
the purchaser free and clear of all liens and encumbrances, and shall deliver to the Corporation its resignation and that of all of its nominees, if any, as officers and directors of the Corporation and any of the Corporation's subsidiaries. The selling party shall deliver to the purchasing party at closing, all appropriate documents of transfer, including without limitation bills of sale, assignments or other instruments of conveyance. As a condition to any closing of the sale and purchase of Shares (or any interest therein) pursuant to this Agreement: (a) the selling party shall be indemnified by the purchasing party (in a form reasonably satisfactory to the selling party) for all the Corporation's liabilities, whether fixed or contingent, to lenders and others, incurred prior to the closing of the transaction, (b) the purchasing party and/or the Corporation shall cause the release of any personal guaranties, either directly incurred or assumed, (i) which may have been granted by the selling party to the Corporation's lenders or other creditors or the lenders or other creditors of the Partnerships or the General Partner whose obligations where assumed by the Corporation or (ii) which may have otherwise been provided by the selling party for the benefit of the Corporation, and (c) if the selling party is a creditor of the Corporation, the purchasing party shall unconditionally guarantee the debt of the Corporation to the selling party and execute such documents and instruments of guarantee as may be necessary in connection therewith. Furthermore, and as a condition to closing, in the event the selling party owes any amounts to the Corporation at the time of closing, such indebtedness shall be paid in full by the selling party at or prior to the closing, or may be deducted from and offset against the purchase price by the purchasing party, in the purchasing party's sole discretion. In the event of a failure to close as a result of the non-satisfaction of the conditions to closing set forth herein, this Agreement shall remain in full force and effect and all Shares shall remain subject to the restrictions contained herein and, in addition, the parties hereto shall be entitled to such other remedies as may be available in the event the failure to close constitutes a breach hereof.

                                  ARTICLE VIII
                STRUCTURE OF BOARD OF DIRECTORS; MAJOR DECISIONS

         Each of the parties hereto agrees to vote their Shares as necessary to provide for the following. The number of directors of the corporation shall be no fewer than four (4) and no more than seven (7), two (2) of which (the "BT Designees") shall be designated by George R. Bouchard ("Bouchard") and John H. Trevey ("Trevey"), and two (2) of which (the "APS Designees") shall be designated, subject to the provisions contained in the Corporation's Bylaws regarding the rights of the holders of Preferred Stock, by APS. The initial directors shall be four (4), comprised of the initial BT Designees and the initial APS Designees. Any increase in the number of directors shall require the unanimous consent of all directors, and shall be effected only be means of an increase in the number of directors from four to seven. The additional three directors (the "Group Designees") shall initially be unanimously agreed upon by Bouchard, Trevey and APS. Upon written notice from both Bouchard and Trevey (acting jointly) to the Corporation and other Shareholders, Bouchard and Trevey shall be entitled to replace any two (2) members of the Group Designees with persons mutually acceptable to both Bouchard and Trevey, as indicated in the written notice (but who may not be officers or employees of the Corporation), and the Shareholders agree to vote their Shares to accomplish such replacement. The parties all agree to vote their Shares, and to take such other and further action (including, without limitation, the removal of Board members they may designate pursuant hereto and replacement thereof) as necessary to amend the
Bylaws to increase the size of the Board of Directors to allow the addition of the Group Designees, and to elect (or remove) the Group Designees as provided herein. Until February 1, 2001, and upon written notice from APS to the Corporation and other Shareholders, APS shall be entitled to designate any member of the Board of Directors as Chairman of the Board, and the Shareholders agree to vote their Shares and to take such other actions as necessary (including, without limitation, the removal and replacement of any other existing Chairman of the Board and any directors they may designate pursuant hereto) to cause the election and retention in office of such designee of APS. The following acts or transactions by the Corporation will require, in addition to the approval of a majority of the Board of Directors of the Corporation, the approval of at least three (3) members from among the BT Designees and the APS
Designees:

         (a) amending the Corporation's Articles of Incorporation or the Corporation's Bylaws;

         (b) causing a merger, consolidation or combination of the Corporation with another corporation or entity, or engaging in any stock splits, reverse stock splits or recapitalizations;

         (c) purchase by the Corporation of any interest in the Corporation irrespective of the source of such interest;

         (d) disposition, sale, assignment or other transfer by the Corporation of any interest it owns in the Corporation, except that such interest may be extinguished without the approval required under this Article;

         (e) sale or issuance of any additional equity ownership interests of the Corporation, including any instrument or security convertible into, or exchangeable or exercisable for, any equity ownership interest of the Corporation;

         (f) dissolving, liquidating or filing bankruptcy or seeking relief under any debtor relief law;

         (g) election or removal of officers and establishing or changing the compensation for officers;

         (h) making any distributions, whether in cash or property, including dividends, to any of the directors or Shareholders with respect to the their ownership interests;

         (i) selling, leasing or otherwise transferring all or substantially all of the Corporation's assets, or any asset(s) with a fair market value exceeding $10,000 in a single transaction or series of related transactions;

         (j) initiating or settling any litigation or regulatory proceeding , or confessing any judgment;

         (k) hiring or changing the Corporation's auditors, accountants or primary legal counsel;

         (l) hiring, contracting with, terminating (with or without cause) and setting and/or modifying the compensation of any employees or consultants of the Corporation whose annualized rate of compensation would exceed $65,000, including without limitation, Bouchard and Trevey (provided that Bouchard and Trevey may vote in their capacity as director, if applicable, in any such employment related decision, only with respect to one another, whether or not such decision affects or relates to either or both of Bouchard or Trevey);

         (m) borrowing or incurring any indebtedness or granting any collateral or security (by way of guaranty or otherwise) for any indebtedness or obligation, other than (i) open accounts payable to unaffiliated third parties in the ordinary course of the Corporation's business, (ii) in connection with that certain Line of Credit, as defined in the Contribution Agreement and (iii) any first-lien mortgages to unaffiliated third parties, or purchase money security interests in favor of unaffiliated vendors or unaffiliated lenders, for
(x) the acquisition and/or construction of real property or fixtures purchased as a site for the operation of residences to provide assisted living services to senior citizens with dementia, and directly related services, or (y) fixed assets or personal property to be located at, and used in connection with the operation of, such residences;

         (n) engaging in any transaction or line of business other than investments in the ownership and/or operation of residences to provide assisted living services to senior citizens with dementia, and directly related services;

         (o) purchasing or leasing assets or property, or entering into any contract or obligation, which obligates the Corporation to pay in excess of $10,000 in the aggregate in one or any series of related installments, except for the purchase of real property, acquired as a site for the operation of residences to provide assisted living services to senior citizens with dementia, and directly related services and fixed assets or personal property to be located at, and used in connection with the operation of, such residences;

         (p) causing a change in the nature of the business or the legal name of the Corporation;

         (q) engaging in any transaction with any relative, affiliate or related party of any equity owner, director, officer or other member of the Corporation's management body, including without limitation the employment of any such party;

         (r) except as otherwise expressly provided in the Contribution Agreement, paying or reimbursing the legal fees and costs incurred by any of the parties hereto or to the Contribution Agreement (and any of the transactions contemplated by, or consummated pursuant to, the Contribution Agreement), including any such costs associated with any dissolution, liquidation or distribution of shares of capital stock of the Corporation, by the Partnerships;

         (s) acting (or failing or refusing to act) in contravention of, amending or waiving any rights granted to any party pursuant to this Agreement, the Corporation's Bylaws, the Contribution Agreement (and any agreement executed by the Corporation in connection therewith), or any other governance document of the Corporation, and any rights under such documents;

         (t) authorizing any party to disclose, divulge, reveal or use, pursuant to the provisions of Section 9.2 of the Contribution Agreement, any Proprietary Information (as defined therein);

         (u) altering, changing or amending, or not renewing, any directors and officers insurance policy of the Corporation; and

         (v) adopting, creating, altering or amending any stock option plan or issuing stock options or other rights under any such plan, in each instance.

         Each director may, with respect to any vote, consent, or approval that it is entitled to grant pursuant to this Agreement, grant or withhold such vote, consent, or approval in its sole discretion. Notwithstanding the foregoing or any other provision of this Agreement, the conversion of Preferred Stock by any holder thereof pursuant to the Articles of Incorporation of the Corporation shall not require action by the Board of Directors or other shareholders or consents by any party, in any capacity, and the Corporation shall be, and hereby is, fully authorized to take any and all action required to effect such a conversion.

                                   ARTICLE IX
                                PREFERRED RETURN

         For purposes hereof, the parties acknowledge and agree that APS and the Additional Purchasers, in the aggregate, initially acquired their Shares for $2,200,000 (the "Initial Capital Contribution"), allocated amongst them as provided in the Contribution Agreement. All parties hereto acknowledge and agree that upon any dissolution or liquidation of the Corporation, APS and the Additional Purchasers (or their successors in interest or assigns pursuant to any transfers permitted pursuant to this Agreement), in the aggregate, will receive from the Corporation in respect of the 760,000 shares of Preferred Stock and Common Stock issued to them at the Closing and any shares of Common Stock issued without consideration in respect of any such shares, to the extent the Corporation has funds legally available therefor, an amount equal to the greater of (a) that percentage (the "Applicable Percentage") of the cash and fair market value of property and other assets owned by the Corporation at that time determined by dividing the sum of (i) 760,000 plus the number of shares of Preferred Stock and Common Stock issued without consideration in respect of any of the 760,000 shares of Preferred Stock and Common Stock issued to APS and the Additional Purchasers at the Closing by (ii) the total number of shares of Preferred Stock and Common Stock outstanding, with the amount of assets and property so determined reduced by the amount of all liquidated liabilities of the Corporation and all reasonable amounts (the "Contingency Funds") held back to make provision for unliquidated liabilities (excluding the amount of any indebtedness assumed by, or assigned to, APS and the Additional Purchasers in connection with such dissolution or liquidation) or (b) an amount equal to the

Initial Capital Contribution plus interest on the weighted average unreturned balance of their Initial Capital Contribution at the rate of twelve percent (12%) per annum, compounded annually, from the Closing Date; provided, however, that all distributions made to APS, the Additional Purchasers and their successors in interest, with respect to their ownership interests in the Corporation, shall be deducted in calculating the amount of dissolution and liquidation proceeds due such parties under the preferred return provisions described above and shall be considered in calculating the weighted average unreturned balance of their Initial Capital Contribution. Upon satisfaction of all liabilities for which the Contingency Funds were reserved, or upon any other release of the Contingency Funds no longer reserved for unliquidated liabilities, APS and the Additional Purchasers shall receive the Applicable Percentage of the Contingency Funds not expended, if any, in satisfaction of liabilities that were unliquidated when the Contingency Funds were originally reserved, but only if all such payments from the Contingency Funds would cause the aggregate amount due under clause (a) above to exceed the aggregate amount due under clause (b) above.

         All proceeds payable under this Article shall be allocated amongst APS and Additional Purchasers, and their successors and assigns, pro rata, based on their respective percentage ownership of Shares originally acquired under the Contribution Agreement. All parties hereto agree to vote their Shares and execute and deliver such additional documents and instruments as may be necessary to cause the foregoing preferred return to be paid by the Corporation to APS and the Additional Purchasers as contemplated above. Provided, nothing contained in this Section shall require that any party make any payment to the Corporation, or execute any note, to enable the Corporation to make any payments required under this Section.

         All parties hereto acknowledge and agree that the Corporation shall not make any distributions, whether in cash or property, including dividends, to any of the directors, shareholders or parties hereto unless such distributions are made in strict compliance with the terms of this Agreement, the Bylaws and the Contribution Agreement.

                                    ARTICLE X
                               REGISTRATION RIGHTS

         Section 10.1 Incidental Registration Rights. Only the original parties to this Agreement (other than the Corporation) shall have the registration rights granted pursuant to this Article, and it is expressly understood and agreed that no Shareholder who subsequently executes this Agreement, and no permitted transferee of any Shareholder (other than (i) transferees of transfers expressly provided for pursuant to Article I hereof, (ii) transferees permitted pursuant to the prior written consent contemplated in Article II hereof wherein such written consent also extends expressly to the registration rights included in this Article X hereof, (iii) transferees of Trevey, Bouchard and the Limited Partner Permitted Assigns permitted pursuant to clause (ii) of the first sentence of Section 3.1(e) hereof, if Trevey, Bouchard or the Limited Partner Permitted Assigns, as applicable, give the written authorization to extend registration rights as contemplated in Section 3.1(e), and (iv) the Limited Partner Permitted Assigns expressly named in Section 3.1(e) hereof) shall have any of the registration rights provided by this Article, regardless of whether they execute and become bound by a counterpart of this Agreement. For purposes of this Article X hereof, the above described persons and entities having the registration rights described herein are collectively referred to as the "Covered Parties" and individually as a "Covered Party." Each of the Covered Parties shall have the incidental registration rights and other rights provided under this Article. The incidental registration rights described in this Article shall apply with respect to any and all shares owned by any of the Covered Parties; and any reference in this Article to "Shares" shall be deemed to refer to the Shares of the Covered Parties only (including any Shares subsequently acquired by any Covered Parties).

         If the Corporation at any time proposes to register any of its common stock under the Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering the Shares for sale to the public or in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans of the Corporation), it will give written notice to the Covered Parties of its intention so to do, which notice shall include a list of the jurisdictions in which the Corporation intends to attempt to qualify the common stock under the applicable state securities laws. Upon the written request of one or more Covered Parties, given within 10 days after receipt of any such notice, to register any of their Shares, the Corporation will, subject to the limitations and conditions contained herein, use its best efforts to cause the Shares as to which registration shall have been so requested ("Covered Shares"), pro rata between the Covered Parties in a ratio equal to the respective number of Shares then owned and requested to be registered by them, or such other ratio as may have been agreed upon among the Covered Parties, to be included in the securities to be covered by the registration statement proposed to be filed by the Corporation, all to the extent requisite to permit the sale or other disposition by the Covered Parties; provided, however, that:

         (a) Each Covered Party shall each have the right to request inclusion of its Shares (and have such Shares included) in two (2) registration statements that are declared effective by the Securities and Exchange Commission (the "Commission").

         (b) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall determine for any reason not to register any securities at all (and in fact does not do so), the Corporation may, at its election, give written notice of such determination to the Covered Parties who made a request as hereinabove provided and thereupon the Corporation shall be relieved of its obligation to register any Shares in connection with that proposed registration; provided, however, that any election by the Corporation and the exercise of its rights pursuant to this subsection shall not otherwise affect the rights granted herein as to future registrations.

         (c) If such registration involves an underwritten offering, the Covered Parties requesting to be included in the Corporation's registration must sell their Covered Shares to the underwriters selected by the Corporation on the same terms and conditions as apply to the Corporation and other selling parties under the registration statement (except as otherwise set forth herein).

         The number of Covered Shares to be included in such an offering may be reduced if and to the extent that the managing underwriter, if any, shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Corporation therein (pro rata between the Covered Parties in a ratio equal to the respective amounts of Covered Shares held by each). Notwithstanding anything to the contrary contained in this Section, in the event that there is an underwritten public offering of securities of the Corporation pursuant to a registration covering Shares, and a Covered Party does not elect to sell its Covered Shares to the underwriters of the Corporation's securities in connection with such offering, such Covered Party shall refrain from selling such Covered Shares during the period of distribution of the Corporation's securities by such underwriters, the period in which the underwriting syndicate participates in the after market and during any lock-up period requested by such underwriters; provided, however, that the Covered Parties shall, in any event, be entitled to sell their Shares commencing on the 180th day after the effective date of such registration statement.

         Section 10.2 Registration Procedures. If and whenever the Corporation is required by the provisions of this Article to effect the registration of any of the Covered Shares under the Act, the Corporation will, as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering shall be on such form of general applicability as may be satisfactory to the managing underwriter) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus filed in connection therewith as may be necessary to keep such registration statement effective for the period of distribution and as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement in accordance with the Corporation's intended method of disposition set forth in such registration statement for such period;

         (c) furnish to the Covered Parties, as applicable, and each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as they may reasonably request in order to facilitate the public sale or other disposition of the Covered Shares covered by such registration statement;

         (d) use its best efforts to register or qualify the Covered Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Covered Parties, as applicable, or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (e) promptly notify the Covered Parties, as applicable, under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Act when it becomes aware of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances then existing;

         (f) use its best efforts (if the offering is underwritten) to furnish, at the request of the Covered Parties, as applicable, on the date that the Covered Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Corporation for the purposes of such registration, addressed to the underwriters and in customary form and covering such matters as are customarily covered by opinions of counsel in similar registrations and as may be required in the underwriting agreement relating thereto, as may reasonably be requested by the underwriters or by the Covered Parties, as applicable; and (ii) a comfort letter dated such date from the independent public accountants retained by the Corporation, addressed to the underwriters, in customary form and covering such matters as are customarily covered by such comfort letters in similar registrations and as may be required in the underwriting agreement relating thereto, as such underwriters or the Covered Parties, as applicable, may reasonably request; and

         (g) make available for inspection by the Covered Parties, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Covered Parties or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such Covered Party, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of paragraphs (a) and (b) above, the period of distribution of Covered Shares in an underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Covered Shares in any other registration shall be deemed to extend until the earlier of the sale of all Covered Shares or 180 days after the effective date thereof.

         In connection with each registration hereunder, the Covered Parties, as applicable, will furnish to the Corporation in writing such information with respect to themselves and the proposed distribution by them as shall be requested by the Corporation in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration covering an underwritten public offering, the Corporation agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Corporation's size and investment stature; provided that such agreement shall not contain any such provision applicable to the Corporation that is inconsistent with the provisions hereof and, further, provided that the time and place of the closing under such agreement shall be as mutually agreed upon between the Corporation and such managing underwriter.

         The Corporation will not be obligated to include any Shares owned by the Covered Parties requesting that a proposed registration include such Shares if the Corporation delivers to the requesting Covered Parties the opinion of the Corporation's counsel (such counsel and the form of such opinion having been approved by the Covered Parties in their reasonable discretion) to the effect that the requested registration is not required to permit the proposed disposition or any resale of such Shares, without restrictions on subsequent transfer, under the Act, which opinion may be furnished to and relied upon by any broker through which the Covered Parties may elect to sell any Shares.

         Section  10.3  Conditions  to  Obligation  to  Register   Shares.   The
Corporation's obligations under this Article shall be subject to the following limitations and conditions:

         (a) The Corporation shall have received from the Covered Parties, as applicable, all such information as the Corporation may reasonably request from the Covered Parties concerning each of them and each of their methods of distribution of the Covered Shares to enable the Corporation to include in the registration statement all material facts required to be disclosed therein.

         (b) Any request by the Covered Parties pursuant to this Agreement for registration of the offering, sale and delivery of Shares shall provide that each Covered Party, as applicable, (i) has a present intention to sell such Shares; (ii) agrees to execute all consents, powers of attorneys and other documents required in order to cause such registration statement to become effective; (iii) agrees, if the offering is at the market, to give the Corporation written notice of the first bona fide offering of such Shares and to use the prospectus forming a part of such registration statement only for a period of 180 days after the effective date of the registration statement unless the offering is pursuant to a continuous registration pursuant to Rule 415 promulgated under the Act; (iv) subject to adverse events regarding the selling price of the Shares, agrees to utilize its proposed method of distribution of the registered securities; and (v) agrees to promptly notify the Corporation and each underwriter, if any, with regard to any registration statement, at any time when it becomes aware of the happening of any event as a result of which any prospectus contained in such registration statement that has been provided to the Covered Party includes an untrue statement of a material fact regarding the Covered Party or omits to state a material fact regarding the Covered Party required to be stated therein or necessary to make the statements contained therein regarding such Covered Party not misleading in light of the circumstances then existing.

         Section 10.4 Distribution Arrangements. Each Covered Party, as applicable, agrees that, in disposing of its Shares in the registered public offering, such Covered Party will comply with applicable rules promulgated by the Commission.

         Section 10.5 Expenses. All expenses incurred by the Corporation in preparing and complying with a registration covering any Shares, including, without limitation, all registration, qualification and filing fees, blue sky fees and expenses, printing expenses, fees and disbursements of legal counsel and independent public accountants for the Corporation, the reasonable fees and expenses of one law firm serving as legal counsel for the participating Covered

Parties, fees of the National Association of Securities Dealers, Inc., transfer taxes, escrow fees, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses, are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Covered Shares are herein called "Selling Expenses."

         The Corporation shall pay all Registration Expenses in connection with any registration statement. All Selling Expenses in connection with any registration statement shall be borne by each participating Covered Party in proportion to the number of Covered Shares sold by each.

         Section 10.6 Indemnification. In the event of a registration of any of the Covered Shares under the Securities Act, the Corporation shall indemnify and hold harmless the Covered Party, as applicable, thereunder and each underwriter and each associate, if any, of the Covered Parties, or underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Covered Parties, or underwriter or associate thereof may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Covered Shares were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction by the Corporation in connection with any such registration, and shall reimburse the Covered Parties, each underwriter and/or associate thereof for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the Covered Parties, each underwriter and/or associate thereof in writing specifically for use in such registration statement or prospectus.

         In the event of a registration of any of the Covered Shares under the Act, each of the Covered Parties, as applicable, severally and not jointly, will indemnify and hold harmless the Corporation and its affiliates, if any, and each underwriter and each associate of any underwriter against all losses, claims, damages or liabilities, joint or several, to which the Corporation or such underwriter or associate may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Covered Shares were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation, each underwriter and/or associate thereof for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that a Covered Party will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Covered Party, furnished in writing to the Corporation by that Covered Party specifically for use in such registration statement or prospectus; and provided further, however, that the liability of any Covered Party hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the public offering price of Covered Shares sold by such Covered Party, under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Covered Party from the sale of Covered Shares covered by such registration statement.

         Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability it may have to any indemnified party other than under this Section. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however that, if the defendants in any such action include both the indemnified party and the indemnifying party and if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume its defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party will not be subject to any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnifying party will pay to the indemnified party all sums due hereunder within 10 days of a final non-appealable judgment or pursuant to the terms of a settlement agreement.

         Section 10.7 Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Corporation shall not, without the unanimous written consent of APS, Trevey and Bouchard in each instance, enter into any agreement with any holder or prospective holder of any securities of the Corporation (nor shall the Corporation, in the absence of any such prior agreement, permit any such holder or prospective holder) to include such securities in any registration contemplated by this Agreement other than incidental (non-demand) registration rights that are expressly subordinate to those granted the Covered Parties in this Agreement.

                                   ARTICLE XI
                             LEGEND ON CERTIFICATES

         All Shares now or hereafter owned by the Shareholders shall be subject to the provisions of this Agreement, and the certificates representing same shall bear the following legend:

             "THE SHARES REPRESENTED HEREBY AND THE VOTING, SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A STOCK TRANSFER RESTRICTION AND SHAREHOLDERS AGREEMENT AMONG THE CORPORATION AND ITS SHAREHOLDERS, AND ANY AMENDMENT THERETO. THE AGREEMENT LIMITS THE USE OF THIS STOCK AS COLLATERAL FOR ANY LOAN WHETHER BY PLEDGE, HYPOTHECATION OR OTHERWISE. A COPY OF THE STOCK TRANSFER RESTRICTION AGREEMENT AND ALL APPLICABLE AMENDMENTS THERETO WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

                                   ARTICLE XII
                            TERMINATION OF AGREEMENT

         This Agreement and all restrictions on stock transfer created hereby shall terminate on the occurrence of any of the following events:

         (a)      The bankruptcy or dissolution of the Corporation.

         (b) The ownership by one person of all of the Shares of the Corporation which are then subject to this Agreement.

         (c) The execution of a written instrument by APS, Bouchard and Trevey which terminates the same.

         (d) The date twenty-one (21) years after the death of the last survivor of all individuals who are parties to this Agreement.

         (e) The occurrence of an underwritten, registered public offering of the common stock of the Corporation.

                                  ARTICLE XIII
                            FUTURE EQUITY FINANCINGS

         Section 13.1 Right of First Refusal. Each party to this Agreement shall be entitled to a right of first refusal in the event that APS, Trevey or Bouchard participate in any future equity financing by the Corporation, including any instrument or security convertible into, or exchangeable or exercisable for, any equity ownership interest of the Corporation. The Corporation shall, not less than 30 days prior to the consummation of such equity financing, notify the Shareholders in writing of the contemplated transaction, including the terms and conditions of the issuance of capital stock contemplated thereunder. Each Shareholder shall have, and may exercise within 15 days of receipt of such notice, a right to purchase, upon the same terms and conditions, that proportion of such capital stock equal to its proportionate ownership of the Corporation as determined on the date of dispatch of notice of such transaction. Each Shareholder choosing to participate in such equity financing must exercise to the fullest extent the rights granted pursuant to this Section. The exercise or non-exercise of any rights arising pursuant to this Section shall be governed by (and treated in a like manner to options under) the provisions of Article IV hereof. Payment for any shares of capital stock purchased pursuant to this Section shall be in cash at the closing.

         Section 13.2 Limitations on Right of First Refusal. The provisions of this Article shall not apply to (a) any issuance of stock or options pursuant to any stock option or stock purchase plan properly adopted and administered by the Corporation pursuant to this Agreement and the Corporation's Bylaws, (b) any issuance of stock, stock purchase rights, options, stock warrants or similar rights validly issued by the Corporation to any party hereto as compensation for services, for providing guarantees of Corporation obligations, or otherwise not in connection with the Corporation raising additional cash through the sale of equity interests, or (c) any transaction by the Corporation entirely with unrelated third parties.

                                   ARTICLE XIV
                         BOARD MEETING ATTENDANCE RIGHTS

         Section 14.1 Observer. According to the terms of and subject to the conditions contained in this Article, the Limited Partner shall be entitled to designate not more than one individual (the "Observer") who shall be allowed to attend meetings of the Board of Directors of the Corporation (or listen in the case of telephonic meetings). The Limited Partner must select the Observer from the following individuals: Lowell Lebermann, Roger Minard, William Greehey, Stan McLelland or Matt Mathias.

         Section 14.2 Conditions, Terms and Limitations. The Limited Partner's and the Observer's rights under this Article shall be conditional upon, qualified by, or subject to the following:

         (a) the Observer shall not, on account of being the Observer or attending any meeting of the Board of Directors, be entitled to compensation, reimbursement, or indemnification of any kind from the Corporation or any party;

         (b) the Observer shall use his best efforts to comply with any reasonable demand or directive of the Chairman of the Board or other officer who shall preside at and govern meetings of the Board of Directors;

         (c) the Observer shall not be entitled to any vote on any matter and shall comply with the rules of order and decorum as established by the presiding officer, which may be Robert's Rules of Order, and which are generally applicable to all parties at such meeting;

         (d) the Observer shall not be entitled to delay any meeting regardless of circumstances, and the presiding officer shall have no obligation to accommodate or consider any such request; and

         (e) in the event the Observer fails to comply with all of the conditions, terms and qualifications hereunder, the Observer may be required, upon request from the presiding officer, to leave or not attend the meeting.

         Section 14.3  Confidentiality.  Prior to  attending  any meeting of the
Board  of  Directors,  the  Observer  must  execute,  in his  or her  individual capacity, a confidentiality agreement in form and substance reasonably acceptable to Corporation and its counsel. Pursuant to such agreement, the Observer shall be prohibited from disclosing, divulging, revealing or using any Proprietary Information (as defined in the Contribution Agreement) except for the sole purpose of informing the Limited Partner and the Limited Partner Permitted Assigns of the Corporation's affairs and of the activities occurring during the meetings observed or pursuant to one of the exceptions set forth in the Contribution Agreement. All of the rights granted pursuant to this Article XIV shall be forever forfeited in the event that (a) any Observer breaches any of the conditions of this Article XIV, or (b) any Observer breaches any provision of the confidentiality agreement entered into pursuant to this Section. Any breach by any Observer of the confidentiality agreement required under this Section shall also constitute a breach by the Limited Partner of its obligations with respect to confidentiality arising under the Contribution Agreement.

         Section 14.4 Notice. On or before January 1 of each year, the Corporation will, in writing, provide the Limited Partner with the anticipated dates (subject to change) of the regular meetings, if any, of the Board of Directors for the following year (the "Annual Meeting Notice"). Within thirty
(30) days after receipt of the Annual Meeting Notice, the Limited Partner must notify the Corporation of the name, address, facsimile number and phone number of the designated Observer, and only such designated Observer shall be permitted to attend any meeting of the Board of Directors during such following year, without exception. For all meetings not set forth in the Annual Meeting Notice, the Limited Partner shall be given notice at the same time and manner as notice is provided generally to the members of the Board of Directors, but in no event less than one (1) hour preceding such meeting.

         Section 14.5 Exception Upon Opinion of Counsel. Upon obtaining a reasoned opinion of counsel for the Corporation (or any Shareholder) which advises that only members of the Board of Directors should attend a specified meeting or meetings or portion of a meeting, the Chairman of the Board, at his sole discretion, may notify the Observer that the Observer shall be excluded from such meeting or meetings whereupon the attendance rights under this Article with respect thereto shall not apply and the Observer shall not be allowed to attend.

                                   ARTICLE XV
                               GENERAL PROVISIONS

         Section 15.1 Financial Statements. Each of the parties hereto hereby agrees that the Corporation, at its sole cost and expense, shall (a) be audited every calendar year-end by a national CPA firm and (b) prepare unaudited quarterly financial statements. In addition, the audited annual financial statements shall be due not later than ninety (90) days following year-end, and the unaudited quarterly financial statements shall be due not later than forty-five (45) days following quarter-end. All financial statements required by this Section shall be prepared in accordance with generally accepted accounting principles consistently applied. The Corporation shall, promptly upon receipt, deliver to each party hereto full and complete copies of such annual and quarterly financial statements. Each of the parties hereto hereby agrees that KPMG shall serve as the auditor of the Corporation until such time as a successor auditor has been elected pursuant to Article VIII hereof and the Corporation's Bylaws.

         Section 15.2 Directors and Officers Insurance. During the term of this Agreement, the Corporation shall purchase and maintain directors and officers liability insurance providing coverage of at least Three Million Dollars ($3,000,000) for each director and officer of the Corporation.

         Section 15.3 Remedies for Breach. The Shares are unique chattels, and each party to this Agreement shall have the remedies which are available to him, her or it for the violation of any of the terms of this Agreement, including, but not limited to, the equitable remedy of specific performance.

         Section 15.4 Binding Effect. This Agreement is binding upon and inures to the benefit of the Corporation, its successors and permitted assigns and to the Shareholders and their respective heirs, personal representatives, successors and permitted assigns. This Agreement may not be assigned, in whole or in part, by any party hereto without the express written consent of all parties hereto.

         Section 15.5 Collateral Agreements and Waivers. This Agreement (together with all documents delivered pursuant hereto, executed in connection herewith, or contemplated herein) supersedes all other documents, understandings and agreements, oral or written and constitutes the entire understanding among the parties with respect to the subject matter hereof.

         Section 15.6 Governing Laws. This Agreement is executed under, and in conformity with, the laws of the State of Texas and shall be governed thereby. If any provision of this Agreement shall be determined to be invalid or unenforceable or prohibited by the laws of the State of Texas, this Agreement shall be considered divisible as to such provisions and such provisions shall be inoperative and shall not be a part of the consideration moving from any party to another party and there shall be substituted in place thereof a provision which parallels, as closely as allowed by law, the invalid, unenforceable or prohibited provision, and the remaining provisions shall be valid and binding upon the parties and be of like effect as though such invalid, unenforceable or prohibited provisions were not included herein.

         Section 15.7 Amendment. This Agreement may be amended in whole or in part only by the written consent of all the parties. Such amendment shall be effective as of the date then determined by the parties and shall supersede any provisions herein contained which are in conflict.

         Section 15.8 Captions and Gender. The captions and titles herein are for convenience only and are not intended to include or conclusively define the subject matter of the text. All pronouns and references thereto shall refer to the masculine, feminine and neuter genders, singular or plural, as the identification of the persons, entities and corporations may require. The term "person" as used in this Agreement shall include natural persons, corporations, partnerships, trusts, estates and any other form of entity.

         Section 15.9 Notices. All notices required to be given hereunder shall be deemed to be duly given by personally delivering such notice or by mailing it by certified mail, to the Corporation and to the Shareholders at the following addresses (which may be changed by giving written notice of such change to all other parties hereto):

 To the Corporation, APS or          American Physicians Service Group, Inc.
 the Additional Purchasers:          1301 Capital of Texas Highway, Suite C-300
                                     Austin, Texas 78746
                                     Attention: President
                                     Fax: (512) 314-4301

              with a copy to:        Timothy L. LaFrey
                                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                     816 Congress Avenue, Suite 1900
                                     Austin, Texas 78701
                                     Fax: (512) 499-6290

             To the Partnerships,               Uncommon Care
             the General Partner,               101 W. 6th Street, Suite 330
             Bouchard or Trevey:                Austin, Texas  78701

              with a copy to:                   Bret Van Earp
                                                100 Congress Avenue, Suite 1800
                                                Austin, Texas 78701
                                                Fax: (512) 469-3724

             To Limited Partner:                Uncommon Partners, Ltd.
                                                808 West 10th Street
                                                Austin, Texas 78701
                                                Attn: Matt Mathias
                                                Fax: (512) 469-0928

             With a copy to:                         J. Bradley Greenblum
                                                     Jenkens & Gilchrist
                                                     2200 One American Center
                                                     600 Congress Avenue
                                                     Austin, Texas  78701
                                                     Fax:  (512) 404-3520

         Section 15.10 Binding Effect of this Agreement on Additional Shares Acquired By a Shareholder. In the event a Shareholder acquires, contracts to acquire or receives any Shares of the Corporation's capital stock which are not subject to this Agreement at the time of acquisition, such additional Shares of the Shareholder shall be automatically subject to this Agreement and the certificates representing such Shares shall bear the legend prescribed herein and this Agreement shall be amended, if necessary, to reflect the acquisition of such Shares by the Shareholder.

         Section 15.11 Execution of Documents. Whenever Shares are to be purchased by the Corporation or a Shareholder pursuant to this Agreement, the transferor shall do all things and execute and deliver all documents and make all transfers as may be necessary to consummate such purchase. In the event that the transferor refuses to abide by the terms and conditions specified herein, the purchaser(s) may tender payment for such Shares by mailing payment to the transferor's attention at the address of the Corporation's registered office on file at the office of the Texas Secretary of State. After payment is tendered accordingly, the Corporation shall be entitled to cancel such Shares on its books, and reissue such Shares to the purchaser(s) or, if the purchaser is the Corporation, the Corporation may hold such Shares as treasury stock or cancel such Shares.

                            [Signature pages follow]

                                 SIGNATURE PAGES
                           STOCK TRANSFER RESTRICTION
                                       AND
                             SHAREHOLDERS AGREEMENT




         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first written above.

CORPORATION:                      BARTON ACQUISITION, INC.


                                  By:           /s/ John H Trevey
                                  Print Name:       John H Trevey
                                  Print Title:      CEO



APS:                              AMERICAN PHYSICIANS SERVICE GROUP, INC.


                                  By:          /s/ Duane K. Boyd, Jr.
                                  Print Name:      Duane K. Boyd, Jr.
                                  Print Title:     Senior VP

BARTON HOUSE:                     BARTON HOUSE, LTD.


                                  By:   Uncommon Care, Inc., its General Partner

                                  By:           /s/ George R. Bouchard
                                  Print Name:       George R. Bouchard
                                  Print Title:      President



OAKWELL:                          BARTON HOUSE AT OAKWELL FARMS, LTD.


                                  By:   Uncommon Care, Inc., its General Partner

                                  By:           /s/ George R. Bouchard
                                  Print Name:       George R. Bouchard
                                  Print Title:      President

GENERAL PARTNER:                  UNCOMMON CARE, INC.


                                  By:           /s/ George R. Bouchard
                                  Print Name:       George R. Bouchard
                                  Print Title:      President



BOUCHARD:
                                               /s/ George R. Bouchard



TREVEY:
                                               /s/  John H. Trevey

LIMITED PARTNER:                      UNCOMMON PARTNERS, LTD.


                                      By:   LTZ, Inc., its General Partner
                                      By:  /s/ Matt Mathias
                                           -------------------------------
                                               Matt Mathias, President


               [Signature pages for Additional Purchasers follow]

ADDITIONAL
PURCHASERS:
                                Richard J. Clark


                                DUANE K. BOYD, JR. TRUST

                                By    /s/ Duane K. Boyd., Jr. Trustee
                                      -------------------------------
                                      Duane K. Boyd, Jr., Trustee



                                      /s/ Robert L. Myer
                                      ----------------------
                                          Robert L. Myer


                                J. A. MURPHY DESCENDANTS' TRUST

                                By   BANK OF BERMUDA, TRUSTEE


                                By   /s/ Robert CH Masters
                                Name     Robert C. H. Masters
                                Title    Trust Manager



                                     /s/ William A. Searles
                                     -------------------------
                                         William A. Searles


                                     /s/ Kenneth S. Shifrin
                                     -------------------------
                                         Kenneth S. Shifrin


                                     /s/ Samuel Granett
                                     -------------------------
                                         Samuel Granett

                                     /s/ W. H. Hayes
                                     -------------------------



                               H. J. Howard, III

          [Signature pages for spouses of Additional Purchasers follow]

                                 SIGNATURE PAGES
                           STOCK TRANSFER RESTRICTION
                                       AND
                             SHAREHOLDERS AGREEMENT




SPOUSES:

             The undersigned spouse of Richard J. Clark hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the capital stock of Barton Acquisition, Inc., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                         /s/ Janey E. Clark
                                         --------------------
                                         Janet E. Clark


             The undersigned spouse of Robert L. Myer hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the capital stock of Barton Acquisition, Inc., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                         /s/ Sharon K. Myer
                                         ------------------
                                         Sharon K. Myer


             The undersigned spouse of Kenneth S. Shifrin hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the capital stock of Barton Acquisition, Inc., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                         /s/ Yvonne Shifrin
                                         -------------------
                                         Yvonne Shifrin

             The undersigned spouse of Samuel Granett hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the capital stock of Barton Acquisition, Inc., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                         /s/ Barbara A. Granett
                                         ---------------------
                                         Barbara A. Granett

             The undersigned spouse of W. H. Hayes hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the capital stock of Barton Acquisition, Inc., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                          /s/ Tiffany J. Hayes
                                          --------------------
                                          Tiffany J. Hayes


             The undersigned spouse of H. J. Howard, III hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the capital stock of Barton Acquisition, Inc., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                           /s/ Cynthia Howard
                                           --------------------
                                           Cynthia Howard



                                      S-8



                                   APPENDIX I

                              ADDITIONAL PURCHASERS

         Richard J. Clark

         Duane K. Boyd, Jr. Trust

         Robert L. Myer

         J. A. Murphy Descendants' Trust

         William A. Searles

         Kenneth S. Shifrin

         Samuel Granett

         W. H. Hayes

         H. J. Howard, III




                                      A-1